UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2017

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-32190

Virginia	20-0812170
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously announced, on December 16, 2016, Afton Chemical de México, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Afton Mexico”) and an indirect, wholly owned subsidiary of NewMarket Corporation (the “Company”), entered into a Share Sale Agreement (the “Agreement”) to acquire approximately 99.5% of the outstanding capital stock (the “Acquisition”) of Aditivos Mexicanos, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States (“AMSA”). The Agreement was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on December 19, 2016.

As of June 30, 2017, the parties amended the Agreement to account for the election by an additional AMSA shareholder to participate in the transaction, to revise certain ancillary agreements and to amend certain indemnification and working capital provisions to account for AMSA’s adoption of a new private pension plan as well as the retirement of certain AMSA executives.

On July 3, 2017, the Company issued a press release announcing the closing of the Acquisition. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	First Amendment to Share Sale Agreement, dated as of June 30, 2017, by and among Afton Chemical de México, S.A. de C.V., Chevron Oronite Company LLC, the individual Local Sellers referred to therein, the Local Sellers’ Representative referred to therein, Aditivos Mexicanos, S.A. de C.V., NewMarket Corporation, as Buyer Guarantor, and Afton Chemical Corporation*

99.1	Press release dated July 3, 2017

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules and/or exhibits will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2017

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	First Amendment to Share Sale Agreement, dated as of June 30, 2017, by and among Afton Chemical de México, S.A. de C.V., Chevron Oronite Company LLC, the individual Local Sellers referred to therein, the Local Sellers’ Representative referred to therein, Aditivos Mexicanos, S.A. de C.V., NewMarket Corporation, as Buyer Guarantor, and Afton Chemical Corporation

99.1	Press release dated July 3, 2017